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                                                                    EXHIBIT 99.2

                          CONSENT OF DIRECTOR NOMINEE

The Board of Directors
Official Payments Corporation:

   I, Lee E. Mikles hereby consent to the use of my name as a Director Nominee in the Form S-1 Registration Statement filed by Official Payments Corporation.

                                                    /s/ Lee E. Mikles
                                          -------------------------------------
                                                      Lee E. Mikles

October 25, 1999